UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2015

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	333-194326	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

713-410-7903
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

A Consulting Agreement (the "Agreement") was entered into as of March 23, 2015, by and between Indoor Harvest, Corp. (INQD) (the "Company"), and Smallcapvoice.com, Inc., a Texas Corporation with its principal offices at 202 Walton Way Suite # 192-224 Cedar Park TX 78613 (the "Consultant").

Consultant will provide the following services for a period of 30 days under the Agreement:

•	Manage third party marketing and advertising campaigns with $25,000 budget.

•	Distribute all Company press releases, audio interviews, and market updates by email to our SmallCapVoice.com double opt-in database of targeted investors.

•	Create weekly blog covering various aspects of the Company business model and industry.

•	Conduct weekly social media campaigns via Twitter and Facebook.

•	Create video and media presentations for the Company to be housed at YouTube.com. We can create a customizable and branded YouTube.com channel for the Company as well at no extra charge.

•	Contact via email and telephone SmallCapVoice.com's list of portfolio managers, traders, brokers, and analysts on behalf of Company.

•	Feature Company in Internet Chat Broadcasts and Financial Pod Casts;

•	Add all Company audio content to major Pod Cast portals like iTunes, Yahoo Finance, StreetIQ and more.

•	Produce and distribute a Company Investor Fact Sheet outlining recent news headlines, a client overview, a summary on industry trends, and a SmallCapVoice commentary which is sent to a SmallCapVoice.com proprietary opt-in database of accredited, qualified OTC investors as well as to the SmallCapVoice.com website subscribers.

The Company paid the Consultant upon execution of the Agreement a total of $25,000 and 25,000 of the Company's restricted shares subject to Rule 144 of the Securities Act of 1933 for thirty days of services rendered on behalf of the Company under the Agreement.

The Agreement is filed as an exhibit to this Form 8-K and should be referred to in its entirety for complete information concerning the Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information from Item 1.01 is incorporated by reference.

We relied upon Section 4(2) of the Securities Act of 1933, as amended for the issuance to Consultant.

We believed that Section 4(2) of the Securities Act of 1933 was available because:

•	None of these issuances involved underwriters, underwriting discounts or commissions.
•	Restrictive legends will be placed on all certificates issued as described above.
•	The distribution did not involve general solicitation or advertising.
•	The distributions were made only to investors who were sophisticated enough to evaluate the risks of the investment.

In connection with the above transaction, we provided the following to the Consultant:

•	Access to all our books and records.
•	Access to all material contracts and documents relating to our operations.
•	The opportunity to obtain any additional information, to the extent we possessed such information, necessary to verify the accuracy of the information to which the investors were given access.

Exhibits

10.1  Agreement with Smallcapvoice.com, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.
Date: March 24, 2015	By:	/s/ Chad Sykes
Chad Sykes
Chief Executive Officer and Director